UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS

(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Paul F. Leone, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2009 – March 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CORNERCAP
GROUP OF FUNDS

ANNUAL REPORT
March 31, 2010

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP CONTRARIAN FUND

www.cornercap.com	1

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

Dear Shareholders:

The investment returns for the fiscal year ending 3/31/10 for our mutual funds are shown below. Because of the dramatic contrast in returns, we have also shown the one-year returns for the prior year – the year ending 3/31/09.

Please be aware that the recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

We believe that each of our funds performed reasonably well and consistent with our investment objectives throughout the 2008/2009 crash and the 2009/2010 recovery. The CornerCap Balanced Fund has a substantial allocation to fixed income securities (bonds), and these holdings somewhat stabilized the downside and lessened the upside. As compared to our all-equity funds, the expectation is that the CornerCap Balanced Fund will realize slightly lower returns over time, and for this “cost,” our Balanced shareholders expect to realize slightly lower uncertainty or risk. The CornerCap Small Cap Fund and the larger capitalization CornerCap Contrarian Fund are targeted to be fully invested in equities (stocks). As such, these all-equity funds realized significant uncertainty or risk during this tumultuous time in the marketplace.

“Accept that some days you’re the pigeon, and some days

you’re the statue.” Dilbert

Avoiding sitting there like a statue and allowing your wealth to be dumped on by a cascading market is the goal of all investors. To truly soar like an eagle (or pigeon), the only actions needed were to move all long term investments to short term investments (i.e. cash) anytime from late 2007 on, and then to move back into long term investments around March 2009. Today, looking back, the problems and their proper responses are perfectly clear. Today, looking forward, as always it is never clear. There are a myriad of factors that will eventually surprise us. After studying and working with some of the best minds in the business for over 30 years, we believe that more money is made by staying than by guessing. We appreciate our shareholders staying with us.

“I can predict the motion of heavenly bodies, but not the

madness of crowds.” Isaac Newton

2	Annual \ March 31, 2010

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

There was clearly an element of surprise in the many factors that helped create the recent Residential Bubble and market crash. We were aware of some; not aware of others. As events unfold, the market media is incentivized to make the public acutely aware of these events and their potential implications. Investor’s heightened awareness of these very real problems encouraged strong reactions. The panic caused investors to drive the value of American corporations down over 50% based off the S&P 500 Index. Were they actually worth less than half the value that they were a few months earlier? I guess not since the S&P 500 Index shows the value of those companies is essentially back up to where they were at the top of the slide.

The current-year event is the euro-zone crisis. What is the next event? Even when we predict an event correctly, the madness of manic investors is a complete crapshoot. Time can be the friend of the successful investor. Impatience is the friend of Wall Street – who wants your money. We believe successful investing requires that you make strategic, long term decisions, and once made, stay with them. Quick reactions to market gyrations, forecasted events or media babble will poison any potential for financial success.

“If something can’t go on forever, it will stop.” Stein’s Law

The “too big to fail” phrase has taken on a new meaning. In days of old, giant banks, auto manufacturers, countries, and other such entities were too big to fail because of their size, name recognition, diversity and broad penetration of their footprint in the world. Continued success and at least survival were considered predestined. Today, when something “achieves” the too-big-to-fail recognition, it means that some taxing authority (i.e. the government) has determined that the implications for permitting financial failure would be too disastrous. Of course, the failure has already occurred. Our government is just deciding how long to allow the failure to continue.

Regardless of your business, bigness creates its own set of opportunities and challenges. In the world of investments, bigness generally ensures financial success for the investment firm … but not always for the investor. We have all seen excellent examples of this fiduciary problem in the recent past. This is why our government is working to find the right set of laws and regulations that will force Wall Street to always put their client’s interests before their own. And how do you legislate an attitude of stewardship? You can’t.

“In the long run, any business that puts the interest of service to self before service to clients will ultimately pay for this contradiction.” Jack Bogle

How is this serious ethical problem going to be addressed? The government can require more disclosure and transparency, i.e. force more sunshine on the products and process. However, the attitude of stewardship must be built into the foundation of the investment firms who are offering their services. And failure must be permitted, regardless of size – especially with the financial firms that have built bigness on the backs of their clients. We recognize and treat the wound immediately, or we mask the handicap with money as we try to compete in this global race.

At CornerCap, we are not big, but we continue to grow. One of our goals, regardless of our size, is to always manage, operate and behave as if we were a small investment firm. We believe that our clients will be more successful with an entrepreneurial attitude rather than a bureaucratic attitude, and in our opinion since time is our friend, over the long term we expect to follow the financial success of our clients.

CornerCap Investment Counsel

May 30, 2010

www.cornercap.com	3

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP BALANCED FUND	MARCH 31, 2010

Average Annual Total Return for period ended March 31, 2010

	1 Year	5 Year	10 Year	Since Inception(b)	Expense Ratio
CornerCap Balanced Fund(a)	41.77%	3.50%	5.17%	5.09%	1.30%
S&P 500 Index(c)	49.77%	1.92%	-0.65%	4.33%
Russell 1000 Value Index(d)	53.56%	1.05%	3.10%	5.66%
Combined 60% S&P 500 Index/ 40% Barclays Capital U.S. Government/Corporate Bond Index(e)	31.51%	3.02%	2.02%	5.11%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

4	Annual \ March 31, 2010

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP BALANCED FUND	MARCH 31, 2010

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.

(b)	The Balanced Fund began operations May 24, 1997.

(c)

The S & P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(d)

The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(e)

Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500 Index and 40% Barclays Capital U.S. Government/Corporate Bond Index. The Bar-clays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

www.cornercap.com	5

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

Average Annual Total Return for period ended March 31, 2010

	1 Year	5 Year	10 Year	Since Inception(b)	Expense Ratio
CornerCap Small-Cap Value Fund(a)	81.30%	1.36%	8.03%	8.72%	1.50%
Russell 2000 Value Index(c)	65.07%	2.75%	8.90%	11.02%
Russell 2000 Index(d)	62.76%	3.36%	3.68%	8.92%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

6	Annual \ March 31, 2010

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.

(b)	The Small-Cap Value Fund began operations on September 30, 1992.

(c)

The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(d)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

www.cornercap.com	7

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

Average Annual Total Return for period ended March 31, 2010

	1 Year	5 Year	Since Inception(b)	Expense Ratio
CornerCap Contrarian Fund(a)	73.72%	1.44%	-0.66%	1.50%
Russell 3000 Index(c)	52.44%	2.39%	0.47%
Russell 3000 Value Index(d)	54.46%	1.18%	3.95%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.cornercap.com or call 888-813-8637 for month-end performance figures.

8	Annual \ March 31, 2010

MANAGER’S REPORT TO SHAREHOLDERS (UNAUDITED)

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distribution but have not been adjusted for any income taxes payable by shareholders on these distributions.

(b)

Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(d)

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

www.cornercap.com	9

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2009 through March 31, 2010.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 10/01/2009	Ending Account Value 3/31/2010	Expense Paid During Period*
CornerCap Balanced Fund
Actual Fund Return	$1,000.00	$1,085.00	$6.76
Hypothetical Fund Return	$1,000.00	$1,018.45	$6.54

CornerCap Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,115.00	$7.91
Hypothetical Fund Return	$1,000.00	$1,017.45	$7.54

CornerCap Contrarian Fund
Actual Fund Return	$1,000.00	$1,150.90	$8.04
Hypothetical Fund Return	$1,000.00	$1,017.45	$7.54

*	These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio for Balanced Fund is 1.30%; Small-Cap Value and Contrarian Funds are 1.50%, respectively. The dollar amounts shown as “Expense Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (182), then divided by 365.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sale load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

10	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Shares	Value
COMMON STOCKS (60.0%)
Aerospace & Defense (1.2%)
Raytheon Co.	3,350	$191,352

Agriculture (2.3%)
Archer-Daniels-Midland Co.	5,700	164,730
Reynolds American, Inc.	3,600	194,328

		359,058

Apparel (1.7%)
VF Corp.	3,300	264,495

Banks (3.6%)
The Bank of New York Mellon Corp.	6,050	186,824
JPMorgan Chase & Co.	3,850	172,288
Wells Fargo & Co.	6,450	200,724

		559,836

Biotechnology (1.5%)
Amgen, Inc.(a)	4,000	239,040

Chemicals (1.4%)
FMC Corp.	3,500	211,890

Commercial Services (4.3%)
Apollo Group, Inc.(a)	2,250	137,903
Convergys Corp.(a)	14,180	173,847
H&R Block, Inc.	10,600	188,680
RR Donnelley & Sons Co.	8,290	176,991

		677,421

Computers (2.7%)
Computer Sciences Corp.(a)	3,550	193,439
Western Digital Corp.(a)	5,840	227,702

		421,141

Electric (1.9%)
NRG Energy, Inc.(a)	7,500	156,750
Public Service Enterprise Group, Inc.	4,650	137,268

		294,018

www.cornercap.com	11

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Shares	Value
Electronics (1.8%)
Arrow Electronics, Inc.(a)	9,310	$280,510

Food (2.3%)
The Kroger Co.	6,800	147,288
Sara Lee Corp.	15,200	211,736

		359,024

Healthcare Products (1.3%)
Medtronic, Inc.	4,500	202,635

Healthcare Services (4.1%)
Aetna, Inc.	5,650	198,372
CIGNA Corp.	6,830	249,841
UnitedHealth Group, Inc.	5,940	194,060

		642,273

Household Products (1.2%)
Kimberly-Clark Corp.	2,850	179,208

Insurance (6.4%)
Everest Re Group, Ltd.	2,550	206,371
Lincoln National Corp.	8,750	268,625
PartnerRe, Ltd.	3,500	279,020
The Travelers Cos., Inc.	4,550	245,427

		999,443

Iron & Steel (1.2%)
Cliffs Natural Resources, Inc.	2,650	188,017

Machinery - Construction & Mining (1.5%)
Joy Global, Inc.	4,120	233,192

Oil & Gas (7.6%)
ConocoPhillips	3,320	169,884
Diamond Offshore Drilling, Inc.	2,200	195,382
Ensco PLC, Sponsored ADR	5,810	260,172
Marathon Oil Corp.	6,530	206,609
Transocean, Ltd.(a)	2,500	215,950
Valero Energy Corp.	7,350	144,795

		1,192,792

12	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Shares	Value
Oil & Gas Services (1.7%)
National Oilwell Varco, Inc.	6,700	$271,886

Packaging & Containers (1.2%)
Pactiv Corp.(a)	7,300	183,814

Pharmaceuticals (1.9%)
Cardinal Health, Inc.	4,100	147,723
Pfizer, Inc.	9,050	155,207

		302,930

Retail (2.5%)
Darden Restaurants, Inc.	3,800	169,252
The Gap, Inc.	9,450	218,390

		387,642

Software (1.2%)
Microsoft Corp.	6,250	182,938

Telecommunications (2.0%)
AT&T, Inc.	5,500	142,120
CenturyTel, Inc.	4,750	168,435

		310,555

Toys, Games, & Hobbies (1.5%)
Mattel, Inc.	10,400	236,496

Total Common Stocks (Cost $7,601,403)		9,371,606

	Principal Amount	Value
CORPORATE BONDS (17.8%)
Auto Manufacturers (1.0%)
General Motors Liquidation Co., 7.200%, 01/15/2011(a)(b)	$420,000	154,350

www.cornercap.com	13

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Principal Amount	Value
Banks (3.9%)
Citigroup, Inc.,
7.250%, 10/01/2010	$165,000	$169,845
5.000%, 09/15/2014	150,000	149,789
Morgan Stanley,
5.050%, 01/21/2011	100,000	103,234
The Goldman Sachs Group, Inc.,
5.125%, 01/15/2015	170,000	179,320

		602,188

Chemicals (0.6%)
E.I. du Pont de Nemours & Co.,
4.125%, 04/30/2010	100,000	100,238

Cosmetics & Personal Care (1.4%)
The Procter & Gamble Co.,
4.950%, 08/15/2014	200,000	218,605

Diversified Financial Services (5.6%)
Credit Suisse USA, Inc.,
5.375%, 03/02/2016	250,000	265,953
General Electric Capital Corp.,
5.250%, 10/19/2012	150,000	161,031
5.450%, 01/15/2013	140,000	151,503
Lehman Brothers Holdings, Inc.,
6.625%, 01/18/2012(a)(b)	150,000	34,875
Toyota Motor Credit Corp.,
5.450%, 05/18/2011	150,000	156,740
Wells Fargo Financial, Inc.,
5.500%, 08/01/2012	100,000	107,389

		877,491

Healthcare Products (1.0%)
Johnson & Johnson,
3.800%, 05/15/2013	150,000	158,797

Insurance (0.7%)
Berkshire Hathaway Finance Corp.,
4.625%, 10/15/2013	100,000	107,896

14	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Principal Amount	Value
Pharmaceuticals (1.1%)
Eli Lilly & Co.,
6.000%, 03/15/2012	$160,000	$175,021

Retail (0.6%)
Home Depot, Inc.,
4.625%, 08/15/2010	100,000	101,456

Telecommunications (1.9%)
BellSouth Corp.,
6.000%, 10/15/2011	150,000	160,554
Verizon Virginia, Inc.,
4.625%, 03/15/2013	125,000	131,101

		291,655

Total Corporate Bonds (Amortized Cost $2,935,273)		2,787,697

MUNICIPAL BONDS (2.9%)

Kansas (1.0%)
Johnson County Kansas, Build America General Obligation Bonds, Unified School District No. 232,
4.950%, 09/01/2019	150,000	153,010

North Dakota (0.9%)
Grand Forks ND, Build America Revenue Bonds,
4.500%, 09/01/2019	150,000	146,804

Texas (1.0%)
County of Galveston TX, Build America General Obligation Bonds,
4.200%, 02/01/2017	150,000	150,549

Total Municipal Bonds (Amortized Cost $455,784)		450,363

U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.8%)

Federal Farm Credit Bank (1.0%)
FFCB, 4.875%, 09/24/2014	150,000	164,654

www.cornercap.com	15

SCHEDULE of INVESTMENTS

CORNERCAP BALANCED FUND	MARCH 31, 2010

	Principal Amount	Value
Federal Home Loan Bank (1.8%)
FHLB, 5.250%, 09/13/2013	$250,000	$276,366

Federal Home Loan Mortgage Corp. (1.0%)
FHLMC, 4.500%, 01/15/2015	150,000	162,206

Federal National Mortgage Association (1.0%)
FNMA, 7.125%, 06/15/2010	150,000	152,133

U.S. Treasury (9.0%)
U.S. Treasury Inflation Indexed Bonds,
1.875%, 07/15/2015	167,084	176,795
2.625%, 07/15/2017	156,809	172,355
1.625%, 01/15/2018	155,133	158,721
2.125%, 01/15/2019	151,373	159,473
U.S. Treasury Notes,
5.000%, 02/15/2011	100,000	104,027
4.875%, 02/15/2012	280,000	300,508
4.250%, 08/15/2013	150,000	162,316
4.000%, 02/15/2014	155,000	166,577

		1,400,772

Total U.S. Government & Agency Obligations (Amortized Cost $2,045,608)		2,156,131

	Shares	Value
SHORT TERM INVESTMENT (5.4%)
Federal Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	847,112	847,112

Total Short Term Investment (Cost $847,112)		847,112

Total Investments (Cost $13,885,180) (99.9%)		15,612,909

Total Assets In Excess Of Other Liabilities (0.1%)		21,863

Net Assets (100.0%)		$15,634,772

ADR—American Depositary Receipts

(a)	Non Income Producing Security.
(b)	Security is in default

The accompanying notes to the financial statements are an integral part of these financial statements.

16	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

	Shares	Value
COMMON STOCKS (98.2%)

Aerospace & Defense (2.8%)
Esterline Technologies Corp.(a)	9,360	$462,665

Banks (4.9%)
Lakeland Financial Corp.	20,550	391,478
Wilmington Trust Corp.	24,900	412,593

		804,071

Building Materials (2.0%)
Apogee Enterprises, Inc.	20,800	328,848

Chemicals (7.2%)
CF Industries Holdings, Inc.	3,950	360,161
Hawkins, Inc.	15,120	365,904
Olin Corp.	23,310	457,342

		1,183,407

Coal (2.4%)
Alpha Natural Resources, Inc.(a)	7,780	388,144

Diversified Financial Services (2.1%)
Knight Capital Group, Inc.(a)	23,150	353,038

Diversified Machinery (4.0%)
Chart Industries, Inc.(a)	13,960	279,200
Wabtec Corp.	9,000	379,080

		658,280

Electrical Components & Equipment (2.4%)
Fushi Copperweld, Inc.(a)	34,760	390,007

Electronics (3.4%)
Mettler-Toledo International, Inc.(a)	1,810	197,652
TTM Technologies, Inc.(a)	40,020	355,378

		553,030

Engineering & Construction (2.1%)
EMCOR Group, Inc.(a)	13,900	342,357

www.cornercap.com	17

SCHEDULE of INVESTMENTS

CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

	Shares	Value
Forest Products & Paper (2.3%)
Buckeye Technologies, Inc.(a)	29,280	$382,982

Gas (2.0%)
Nicor, Inc.	7,850	329,072

Healthcare Products (5.8%)
Hill-Rom Holdings, Inc.	17,170	467,195
Kinetic Concepts, Inc.(a)	10,380	496,268

		963,463

Healthcare Services (7.5%)
Almost Family, Inc.(a)	8,740	329,410
Coventry Health Care, Inc.(a)	16,390	405,161
Lincare Holdings, Inc.(a)	10,050	451,044
Virtual Radiologic Corp.(a)	5,000	55,000

		1,240,615

Insurance (8.7%)
Hallmark Financial Services, Inc.(a)	39,970	359,730
HCC Insurance Holdings, Inc.	13,037	359,821
Navigators Group, Inc.(a)	9,360	368,129
SeaBright Insurance Holdings, Inc.	30,590	336,796

		1,424,476

Miscellaneous Manufacturers (6.7%)
AZZ, Inc.	10,200	345,270
Crane Co.	11,165	396,357
EnPro Industries, Inc.(a)	12,420	361,174

		1,102,801

Oil & Gas (6.0%)
Helmerich & Payne, Inc.	9,020	343,481
Tesoro Corp.	22,190	308,441
Unit Corp.(a)	7,760	328,093

		980,015

Oil & Gas Services (4.4%)
Cal Dive International, Inc.(a)	44,620	327,065
Oceaneering International, Inc.(a)	6,390	405,701

		732,766

18	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS
CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

	Shares	Value
Retail (9.1%)
Casey’s General Stores, Inc.	10,950	$343,830
Fred’s, Inc.	24,140	289,197
Regis Corp.	21,200	396,016
Ruby Tuesday, Inc.(a)	43,640	461,275

		1,490,318

Savings & Loans (4.8%)
Astoria Financial Corp.	27,830	403,535
First Financial Holdings, Inc.	25,570	385,084

		788,619

Telecommunications (5.5%)
CommScope, Inc.(a)	11,000	308,220
Sierra Wireless, Inc.(a)	27,590	232,584
Syniverse Holdings, Inc.(a)	18,650	363,115

		903,919

Wholesale Distribution (2.1%)
Core-Mark Holding Co., Inc.(a)	11,060	338,547

Total Common Stocks (Cost $12,423,490)		16,141,440

SHORT TERM INVESTMENT (2.1%)

Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	351,823	351,823

Total Short Term Investment (Cost $351,823)		351,823

Total Investments (Cost $12,775,313) (100.3%)		16,493,263

Total Liabilities In Excess Of Other Assets (-0.3%)		(45,252)

Net Assets (100.0%)		$16,448,011

(a)	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	19

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
COMMON STOCKS (98.5%)

Advertising (1.5%)
Harte-Hanks, Inc.	2,040	$26,234
inVentiv Health, Inc.(a)	1,475	33,129

		59,363

Aerospace & Defense (1.2%)
General Dynamics Corp.	335	25,862
Triumph Group, Inc.	330	23,130

		48,992

Agriculture (1.2%)
MGP Ingredients, Inc.(a)	3,195	24,537
Reynolds American, Inc.	460	24,831

		49,368

Airlines (0.6%)
Allegiant Travel Co.(a)	430	24,880

Apparel (1.5%)
R.G. Barry Corp.	2,290	23,358
True Religion Apparel, Inc.(a)	1,140	34,610

		57,968

Auto Parts & Equipment (1.6%)
ATC Technology Corp.(a)	985	16,903
Cooper Tire & Rubber Co.	1,095	20,827
Dorman Products, Inc.(a)	1,390	26,396

		64,126

Banks (1.8%)
Camden National Corp.	725	23,280
Southside Bancshares, Inc.	1,066	22,994
Wells Fargo & Co.	780	24,273

		70,547

Biotechnology (0.5%)
Amgen, Inc.(a)	330	19,721

20	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Chemicals (5.0%)
CF Industries Holdings, Inc.	300	$27,354
E.I. du Pont de Nemours & Co.	645	24,020
Eastman Chemical Co.	365	23,243
Hawkins, Inc.	860	20,812
HB Fuller Co.	980	22,746
Innophos Holdings, Inc.	975	27,202
KMG Chemicals, Inc.	1,625	28,568
NewMarket Corp.	260	26,777

		200,722

Commercial Services (3.5%)
Apollo Group, Inc.(a)	265	16,242
Bridgepoint Education, Inc.(a)	1,305	32,077
The Providence Service Corp.(a)	1,655	25,139
Rent-A-Center, Inc.(a)	1,231	29,113
TeleTech Holdings, Inc.(a)	1,040	17,763
Total System Services, Inc.	1,145	17,931

		138,265

Computers (3.6%)
Computer Sciences Corp.(a)	380	20,706
Dynamics Research Corp.(a)	1,610	18,145
Hewlett-Packard Co.	615	32,687
International Business Machines Corp.	190	24,367
Lexmark International, Inc.(a)	770	27,782
Western Digital Corp.(a)	543	21,172

		144,859

Diversified Financial Services (3.3%)
Ameriprise Financial, Inc.	560	25,402
Encore Capital Group, Inc.(a)	1,225	20,151
Investment Technology Group, Inc.(a)	545	9,096
National Financial Partners Corp.(a)	1,720	24,252
Nelnet, Inc.	1,640	30,438
World Acceptance Corp.(a)	683	24,643

		133,982

www.cornercap.com	21

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Electric (1.2%)
DPL, Inc.	665	$18,081
Exelon Corp.	330	14,457
NRG Energy, Inc.(a)	675	14,108

		46,646

Electrical Components & Equipment (1.3%)
Energizer Holdings, Inc.(a)	380	23,849
Fushi Copperweld, Inc.(a)	2,330	26,142

		49,991

Electronics (3.1%)
Garmin, Ltd.	650	25,012
LaBarge, Inc.(a)	2,020	22,321
Multi-Fineline Electronix, Inc.(a)	935	24,086
Spectrum Control, Inc.(a)	2,680	31,329
Tech Data Corp.(a)	530	22,207

		124,955

Engineering & Construction (2.2%)
EMCOR Group, Inc.(a)	860	21,182
Foster Wheeler AG(a)	695	18,862
Stanley, Inc.(a)	960	27,159
VSE Corp.	540	22,226

		89,429

Food (3.6%)
American Italian Pasta Co.(a)	565	21,962
Cal-Maine Foods, Inc.	595	20,164
Chiquita Brands International, Inc.(a)	1,240	19,505
Fresh Del Monte Produce, Inc.(a)	833	16,868
The Kroger Co.	800	17,328
M&F Worldwide Corp.(a)	590	18,054
Safeway, Inc.	700	17,402
Spartan Stores, Inc.	980	14,132

		145,415

Forest Products & Paper (1.3%)
Buckeye Technologies, Inc.(a)	2,235	29,234
Clearwater Paper Corp.(a)	420	20,685

		49,919

22	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS
CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Gas (1.5%)
Energen Corp.	500	$23,265
Sempra Energy	385	19,212
UGI Corp.	730	19,374

		61,851

Healthcare Products (1.4%)
Kinetic Concepts, Inc.(a)	665	31,794
Medical Action Industries, Inc.(a)	1,895	23,251

		55,045

Healthcare Services (4.9%)
Amedisys, Inc.(a)	530	29,267
Centene Corp.(a)	980	23,559
CIGNA Corp.	750	27,435
Community Health Systems, Inc.(a)	670	24,743
Humana, Inc.(a)	595	27,828
LifePoint Hospitals, Inc.(a)	1,035	38,067
Universal Health Services, Inc.	690	24,212

		195,111

Home Furnishings (0.7%)
Tempur-Pedic International, Inc.(a)	980	29,557

Household Products (2.0%)
Ennis, Inc.	1,560	25,381
Helen of Troy, Ltd.(a)	995	25,930
Jarden Corp.	850	28,296

		79,607

Insurance (8.1%)
American Physicians Service Group, Inc.	800	20,000
AMERISAFE, Inc.(a)	1,235	20,217
Amtrust Financial Services, Inc.	1,755	24,482
Aspen Insurance Holdings, Ltd.	790	22,784
Assurant, Inc.	475	16,330
CNA Surety Corp.(a)	1,235	21,971
Delphi Financial Group, Inc.	975	24,531
Endurance Specialty Holdings, Ltd.	620	23,033
Hallmark Financial Services, Inc.(a)	3,000	27,000
Hartford Financial Services Group, Inc.	905	25,720

www.cornercap.com	23

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Insurance (continued)
PartnerRe, Ltd.	290	$23,119
Reinsurance Group of America, Inc.	550	28,886
Torchmark Corp.	450	24,080
Unum Group	885	21,921

		324,074

Internet (1.7%)
Earthlink, Inc.	3,015	25,748
j2 Global Communications, Inc.(a)	1,010	23,634
NutriSystem, Inc.	1,040	18,523

		67,905

Iron & Steel (0.6%)
Reliance Steel & Aluminum Co.	480	23,630

Machinery - Construction & Mining (0.6%)
Joy Global, Inc.	450	25,470

Media (1.9%)
Gannett Co., Inc.	1,400	23,128
Scholastic Corp.	840	23,520
Time Warner Cable, Inc.	570	30,387

		77,035

Metal Fabrication & Hardware (1.1%)
Ampco-Pittsburgh Corp.	855	21,221
Mueller Industries, Inc.	905	24,245

		45,466

Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc.	290	24,227

Miscellaneous Manufacturers (1.1%)
AZZ, Inc.	575	19,464
Tredegar Corp.	1,410	24,083

		43,547

Office - Business Equipment (0.6%)
Xerox Corp.	2,420	23,595

24	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Oil & Gas (3.5%)
Apache Corp.	215	$21,823
Chevron Corp.	185	14,029
ConocoPhillips	270	13,816
Noble Corp.(a)	510	21,328
Petroquest Energy, Inc.(a)	4,615	23,213
Rowan Companies, Inc.(a)	920	26,781
Stone Energy Corp.(a)	1,135	20,146

		141,136

Oil & Gas Services (1.6%)
Matrix Service Co.(a)	1,645	17,700
National Oilwell Varco, Inc.	540	21,913
Oil States International, Inc.(a)	575	26,071

		65,684

Packaging & Containers (1.2%)
Bway Holding Co.(a)	1,120	22,512
Pactiv Corp.(a)	950	23,921

		46,433

Pharmaceuticals (3.7%)
Eli Lilly & Co.	480	17,386
Endo Pharmaceuticals Holdings, Inc.(a)	835	19,781
Forest Laboratories, Inc.(a)	720	22,579
Herbalife, Ltd.	610	28,133
McKesson Corp.	435	28,588
Omnicare, Inc.	610	17,257
Pfizer, Inc.	820	14,063

		147,787

Retail (11.8%)
Big Lots, Inc.(a)	810	29,500
BJ’s Wholesale Club, Inc.(a)	505	18,680
Brinker International, Inc.	1,040	20,051
Cabela’s, Inc.(a)	1,575	27,547
CEC Entertainment, Inc.(a)	775	29,528
Darden Restaurants, Inc.	480	21,379
Dress Barn, Inc.(a)	1,300	34,008
The Gap, Inc.	1,435	33,163
Gymboree Corp.(a)	675	34,850

www.cornercap.com	25

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Retail (continued)
Jos. A. Bank Clothiers, Inc.(a)	405	$22,133
Kirkland’s, Inc.(a)	1,670	35,070
Macy’s, Inc.	1,110	24,165
Nu Skin Enterprises, Inc.	1,120	32,592
PetSmart, Inc.	885	28,285
Phillips-Van Heusen Corp.	515	29,540
RadioShack Corp.	1,280	28,966
Sport Supply Group, Inc.	1,750	23,520

		472,977

Savings & Loans (0.7%)
Flushing Financial Corp.	2,105	26,649

Semiconductors (1.2%)
Fairchild Semiconductor International, Inc.(a)	2,335	24,868
Intel Corp.	1,095	24,374

		49,242

Software (1.6%)
CSG Systems International, Inc.(a)	905	18,969
Microsoft Corp.	790	23,123
SYNNEX Corp.(a)	730	21,579

		63,671

Telecommunications (3.0%)
AT&T, Inc.	645	16,667
Black Box Corp.	785	24,147
CenturyTel, Inc.	630	22,340
Harris Corp.	490	23,270
Premiere Global Services, Inc.(a)	1,610	13,298
Syniverse Holdings, Inc.(a)	1,020	19,859

		119,581

Toys, Games, & Hobbies (0.6%)
RC2 Corp.(a)	1,530	22,904

Transportation (1.9%)
Atlas Air Worldwide Holdings, Inc.(a)	455	24,138
International Shipholding Corp.	795	23,365
Tidewater, Inc.	600	28,362

		75,865

26	Annual \ March 31, 2010

SCHEDULE of INVESTMENTS

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

	Shares	Value
Trucking & Leasing (1.6%)
Amerco, Inc.(a)	440	$23,888
Textainer Group Holdings, Ltd.	1,775	38,251

		62,139

Wholesale Distribution (1.3%)
Core-Mark Holding Co., Inc.(a)	945	28,926
United Stationers, Inc.(a)	400	23,540

		52,466

Total Common Stocks (Cost $3,165,133)		3,941,802

SHORT TERM INVESTMENT (0.9%)

Federal Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	36,826	36,826

Total Short Term Invesment (Cost $36,826)		36,826

Total Investments (Cost $3,201,959) (99.4%)		3,978,628

Total Assets In Excess Of Other Liabilities (0.6%)		24,681

Net Assets (100.0%)		$4,003,309

(a)	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	27

STATEMENT of ASSETS and LIABILITIES

CORNERCAP BALANCED FUND	MARCH 31, 2010

Assets:
Investments, at market value, (Cost $13,885,180)	$15,612,909
Dividends and interest receivable	58,812

Total assets	15,671,721

Liabilities:
Payable for fund shares redeemed	20,000
Advisory fee payable	13,038
Operating services fee payable	3,911

Total liabilities	36,949

Net assets	$15,634,772

Net asset value, offering and redemption price per share (Note 2):
($15,634,772 / 1,219,540 shares outstanding)	$12.82

Net assets consist of:
Paid-in capital	$14,955,429
Undistributed net investment income	314,746
Accumulated net realized loss on investments	(1,363,132)
Net unrealized appreciation in value of investments	1,727,729

Net assets	$15,634,772

The accompanying notes to the financial statements are an integral part of these financial statements.

28	Annual \ March 31, 2010

STATEMENT of ASSETS and LIABILITIES

CORNERCAP SMALL-CAP VALUE FUND	MARCH 31, 2010

Assets:
Investments, at market value, (Cost $12,775,313)	$16,493,263
Dividends and interest receivable	11,178
Receivable for fund shares subscribed	19,000

Total assets	16,523,441

Liabilities:
Payable for investments purchased	54,762
Advisory fee payable	13,779
Operating services fee payable	6,889

Total liabilities	75,430

Net assets	$16,448,011

Net asset value, offering and redemption price per share (Note 2):
($16,448,011 / 1,556,121 shares outstanding)	$10.57

Net assets consist of:
Paid-in capital	$17,433,438
Accumulated net realized loss on investments	(4,703,377)
Net unrealized appreciation in value of investments	3,717,950

Net assets	$16,448,011

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	29

STATEMENT of ASSETS and LIABILITIES

CORNERCAP CONTRARIAN FUND	MARCH 31, 2010

Assets:
Investments, at market value, (Cost $3,201,959)	$3,978,628
Dividends and interest receivable	2,224
Receivable for investments sold	98,755

Total assets	4,079,607

Liabilities:
Payable for investments purchased	71,278
Advisory fee payable	3,347
Operating services fee payable	1,673

Total liabilities	76,298

Net assets	$4,003,309

Net asset value, offering and redemption price per share (Note 2):
($4,003,309 / 437,258 shares outstanding)	$9.16

Net assets consist of:
Paid-in capital	$5,237,961
Accumulated net realized loss on investments	(2,011,321)
Net unrealized appreciation in value of investments	776,669

Net assets	$4,003,309

The accompanying notes to the financial statements are an integral part of these financial statements.

30	Annual \ March 31, 2010

STATEMENT of OPERATIONS

CORNERCAP BALANCED FUND	YEAR ENDED MARCH 31, 2010

Investment income:
Dividends, (net of foreign withholding taxes of $102)	$195,878
Interest	328,430

Total income	524,308

Expenses:
Advisory fees	139,789
Operating services fees	41,937

Total expenses	181,726

Net investment income	342,582

Realized and unrealized gain on investments:
Net realized gain on investments	80,974
Change in unrealized appreciation/(depreciation) of investments	4,190,725

Net gain on investments	4,271,699

Net increase in net assets resulting from operations	$4,614,281

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	31

STATEMENT of OPERATIONS

CORNERCAP SMALL-CAP VALUE FUND	YEAR ENDED MARCH 31, 2010

Investment income:
Dividends	$103,914
Interest	299

Total income	104,213

Expenses:
Advisory fees	138,855
Operating services fees	69,427

Total expenses	208,282

Net investment loss	(104,069)

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments	(1,489,807)
Change in unrealized appreciation/(depreciation) of investments	9,018,131

Net gain on investments	7,528,324

Net increase in net assets resulting from operations	$7,424,255

The accompanying notes to the financial statements are an integral part of these financial statements.

32	Annual \ March 31, 2010

STATEMENT of OPERATIONS

CORNERCAP CONTRARIAN FUND	YEAR ENDED MARCH 31, 2010

Investment income:
Dividends, (net of foreign withholding taxes of $33)	$42,597
Interest	13

Total income	42,610

Expenses:
Advisory fees	33,985
Operating services fees	16,992

Total expenses	50,977

Net investment loss	(8,367)

Realized and unrealized gain on investments:
Net realized gain on investments	166,118
Change in unrealized appreciation/(depreciation) of investments	1,594,124

Net gain on investments	1,760,242

Net increase in net assets resulting from operations	$1,751,875

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	33

STATEMENT of CHANGES in NET ASSETS CORNERCAP BALANCED FUND

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment income	$342,582	$350,676
Net realized gain/(loss) on investments	80,974	(1,367,478)
Change in unrealized appreciation/(depreciation) of investments	4,190,725	(3,436,993)

Net increase/(decrease) in net assets resulting from operations	4,614,281	(4,453,795)

Distributions to shareholders:
Net investment income	(353,336)	(109,275)
Capital gains	—	(390,725)

Total distributions	(353,336)	(500,000)

Capital share transactions:
Increase/(decrease) in net assets resulting from capital share transactions (see note 2)	394,815	(917,996)
Redemption fees	11	94

Net increase/(decrease) from capital shares transactions	394,826	(917,902)

Total increase/(decrease) in net assets	4,655,771	(5,871,697)

Net assets:
Beginning of year	10,979,001	16,850,698

End of year (including undistributed net investment income of $314,746 and $325,276, respectively)	$15,634,772	$10,979,001

The accompanying notes to the financial statements are an integral part of these financial statements.

34	Annual \ March 31, 2010

STATEMENT of CHANGES in NET ASSETS CORNERCAP SMALL-CAP VALUE FUND

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment loss	$(104,069)	$(73,331)
Net realized loss on investments	(1,489,807)	(3,156,687)
Change in unrealized appreciation/(depreciation) of investments	9,018,131	(4,245,261)

Net increase/(decrease) in net assets resulting from operations	7,424,255	(7,475,279)

Distributions to shareholders:
Net investment income	—	(21,533)
Capital gains	—	(366,165)

Total distributions	—	(387,698)

Capital share transactions:
Decrease in net assets resulting from capital share transactions (see note 2)	(152,172)	(1,324,399)
Redemption fees	105	3

Net decrease from capital shares transactions	(152,067)	(1,324,396)

Total increase/(decrease) in net assets	7,272,188	(9,187,373)

Net assets:
Beginning of year	9,175,823	18,363,196

End of year (including net investment income of $0 and $0, respectively)	$16,448,011	$9,175,823

The accompanying notes to the financial statements are an integral part of these financial statements.

www.cornercap.com	35

STATEMENT of CHANGES in NET ASSETS CORNERCAP CONTRARIAN FUND

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment income/(loss)	$(8,367)	$4,640
Net realized gain/(loss) on investments	166,118	(1,810,956)
Change in unrealized appreciation/(depreciation) of investments	1,594,124	(408,158)

Net increase/(decrease) in net assets resulting from operations	1,751,875	(2,214,474)

Distributions to shareholders:
Net investment income	(4,937)	(586)

Total distributions	(4,937)	(586)

Capital share transactions:
Decrease in net assets resulting from capital share transactions (see note 2) Redemption fees	(148,150 14)	(786,802 —)

Net decrease from capital shares transactions	(148,136)	(786,802)

Total increase/(decrease) in net assets	1,598,802	(3,001,862)

Net assets:
Beginning of year	2,404,507	5,406,369

End of year (including undistributed net investment income of $0 and $4,999, respectively)	$4,003,309	$2,404,507

The accompanying notes to the financial statements are an integral part of these financial statements.

36	Annual \ March 31, 2010

CORNERCAP GROUP OF FUNDS

This Page Intentionally Left Blank

FINANCIAL HIGHLIGHTS

CORNERCAP BALANCED FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2010	2009	2008	2007		2006
Per share operating performance
Net asset value, beginning of period	$9.26	$13.36	$14.81	$14.00		$13.22

Income from investment operations:
Net investment income	0.28	0.30	0.30	0.24		0.21
Net realized and unrealized gain/(loss) on investments	3.57	(3.97)	(0.56)	1.17		0.77

Total income/(loss) from investment operations	3.85	(3.67)	(0.26)	1.41		0.98

Dividends and distributions to shareholders:
Distributions from net investment income	(0.29)	(0.09)	(0.32)	(0.37)		—
Distributions from net realized gain on investments	—	(0.34)	(0.87)	(0.23)		(0.20)

Total dividends and distributions to shareholders	(0.29)	(0.43)	(1.19)	(0.60)		(0.20)

Paid-in capital from redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	—

Net asset value, end of period	$12.82	$9.26	$13.36	$14.81		$14.00

Total return	41.77%	(27.63)%	(2.20)%	10.17%		7.43%

Ratios and supplemental data:
Net assets, end of period (in 000s)	$15,635	$10,979	$16,851	$19,256		$14,720
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30	%(b)	1.30%
Ratio of net investment income to average net assets	2.45%	2.51%	1.91%	1.96	%(b)	1.72%

Portfolio turnover rate	32%	34%	21%	22%		20%

(a)	Less than $0.005 per share.
(b)	Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.31% and 1.95%, respectively.

The accompanying notes to the financial statements are an integral part of these financial statements.

38	Annual \ March 31, 2010

FINANCIAL HIGHLIGHTS CORNERCAP SMALL-CAP VALUE FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2010	2009	2008	2007		2006
Per share operating performance
Net asset value, beginning of period	$5.83	$10.64	$14.07	$13.39		$15.13

Income from investment operations:
Net investment income/(loss)	(0.07)	(0.05)	0.01	0.00	(a)	0.04
Net realized and unrealized gain/(loss) on investments	4.81	(4.53)	(1.45)	1.30		0.79

Total income/(loss) from investment operations	4.74	(4.58)	(1.44)	1.30		0.83

Dividends and distributions to shareholders:
Distributions from net investment income	—	(0.01)	—	(0.00	)(a)	—
Distributions from net realized gain on investments	—	(0.22)	(1.99)	(0.62)		(2.57)

Total dividends and distributions to shareholders	—	(0.23)	(1.99)	(0.62)		(2.57)

Paid-in capital from redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	—		—

Net asset value, end of period	$10.57	$5.83	$10.64	$14.07		$13.39

Total return	81.30%	(43.19)%	(10.91)%	9.92%		6.05%

Ratios and supplemental data:
Net assets, end of period (in 000s)	$16,448	$9,176	$18,363	$21,101		$20,329
Ratio of expenses to average net assets	1.50%	1.50%	1.48%	1.50	%(b)	1.50%
Ratio of net investment income to average net assets	(0.75)%	(0.51)%	0.11%	0.00	%(b)(c)	0.03%

Portfolio turnover rate	52%	47%	55%	35%		27%

(a)	Less than $0.005 per share.
(b)	Ratio of expenses and net investment loss to average net assets, before waiver by advisor, are 1.56% and (0.06)%, respectively.
(c)	Less then 0.005% of average net assets.

The accompanying notes to the financial statements are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS CORNERCAP CONTRARIAN FUND

Selected data for each share of beneficial interest outstanding throughout the periods indicated:

	Year Ended March 31,
	2010	2009	2008	2007	2006
Per share operating performance
Net asset value, beginning of period	$5.28	$9.46	$11.98	$10.83	$9.78

Income from investment operations:
Net investment income/(loss)	(0.02)	0.01	0.03	0.15	0.04
Net realized and unrealized gain/(loss) on investments	3.91	(4.19)	(1.14)	1.06	1.06

Total income/(loss) from investment operations	3.89	(4.18)	(1.11)	1.21	1.10

Dividends and distributions to shareholders:
Distributions from net investment income	(0.01)	0.00 (a)	(0.13)	(0.06)	(0.05)
Distributions from net realized gain on investments	—	—	(1.28)	—	—

Total dividends and distributions to shareholders	(0.01)	0.00 (a)	(1.41)	(0.06)	(0.05)

Paid-in capital from redemption fees	0.00 (a)	—	—	—	—

Net asset value, end of period	$9.16	$5.28	$9.46	$11.98	$10.83

Total return	73.72%	(44.17)%	(10.45)%	11.19%	11.27%

Ratios and supplemental data:
Net assets, end of period (in 000s)	$4,003	$2,405	$5,406	$5,635	$4,966
Ratio of expenses to average net assets	1.50%	1.50%	1.49%	1.50%	1.50%
Ratio of net investment income to average net assets	(0.25)%	0.11%	0.31%	1.33%	0.40%

Portfolio turnover rate	69%	134%	138%	44%	49%

(a)	Less than $0.005 per share.

The accompanying notes to the financial statements are an integral part of these financial statements.

40	Annual \ March 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Funds is to obtain capital appreciation and current income. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, due to the use of additional observable inputs. Unlisted securities that are not included on such exchanges or Systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by CornerCap Investment Counsel (the “Advisor”) under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days and would be classified as Level 2 of the hierarchy. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

B. Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a

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NOTES TO FINANCIAL STATEMENTS

security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

C. Federal Income Taxes - For federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including realized gain, not offset by capital loss carryfor-wards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

The Funds have adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), issued in June 2009. In accordance with ASC 740 “Accounting for Uncertainty in Income Taxes,” (formerly FIN 48) the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. As of and during the year ended March 31, 2010, management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds file income tax returns in the U.S. federal jurisdiction and the State of Georgia. For the years ended March 31, 2007 through March 31, 2010 for the federal jurisdiction and for the years ended March 31, 2007 through March 31, 2010 for the State of Georgia, the Funds returns are still open to examination by the appropriate taxing authority.

D. Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions to shareholders are recorded on the ex-dividend date.

E. Accounting Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly

42	Annual \ March 31, 2010

NOTES TO FINANCIAL STATEMENTS

to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments
Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010.

CornerCap Balanced Fund:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices
Common Stocks*	$9,371,606
Short Term Investment	847,112
Level 2 – Other Significant Observable Inputs
Corporate Bonds*	2,787,697
Municipal Bonds	450,363
U.S. Government & Agency Obligations	2,156,131
Level 3 – Significant Unobservable Inputs	—

Total	$15,612,909

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NOTES TO FINANCIAL STATEMENTS

CornerCap Small-Cap Value Fund:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices
Common Stocks*	$16,141,440
Short Term Investment	351,823
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$16,493,263

CornerCap Contrarian Fund:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices
Common Stocks*	$3,941,802
Short Term Investment	36,826
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$3,978,628

*	See Schedule of Investments for industry classification.

For the year ended March 31, 2010, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the year.

2. SHARES OF BENEFICIAL INTEREST

On March 31, 2010, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund.

44	Annual \ March 31, 2010

NOTES TO FINANCIAL STATEMENTS

Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Value	Shares	Value
Shares sold	146,917	$1,750,000	80,298	$973,444
Shares issued in reinvestment of dividends	28,758	352,857	51,293	498,564

Total	175,675	2,102,857	131,591	1,472,008
Less shares redeemed	(142,094)	(1,708,042)	(206,530)	(2,390,004)

Net increase/(decrease)	33,581	$394,815	(74,939)	$(917,996)

CornerCap Small-Cap Value Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Value	Shares	Value
Shares sold	123,101	$1,146,045	178,658	$1,300,462
Shares issued in reinvestment of dividends	—	—	60,838	385,712

Total	123,101	1,146,045	239,496	1,686,174
Less shares redeemed	(139,569)	(1,298,217)	(392,542)	(3,010,573)

Net decrease	(16,468)	$(152,172)	(153,046)	$(1,324,399)

CornerCap Contrarian Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Value	Shares	Value
Shares sold	25,666	$213,271	40,324	$279,709
Shares issued in reinvestment of dividends	599	4,937	101	586

Total	26,265	218,208	40,425	280,295
Less shares redeemed	(44,404)	(366,358)	(156,805)	(1,067,097)

Net decrease	(18,139)	$(148,150)	(116,380)	$(786,802)

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NOTES TO FINANCIAL STATEMENTS

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (tax basis)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2010, were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Contrarian Fund
Gross appreciation (excess of value over tax cost)	$2,456,920	$4,085,225	$878,750
Gross depreciation (excess of tax cost over value)	(729,191)	(610,281)	(102,081)

Net unrealized appreciation (depreciation)	1,727,729	3,474,944	776,669

Cost of investments for income tax purposes	$13,885,180	$13,018,319	$3,201,959

4. DISTRIBUTIONS TO SHAREHOLDERS

Classifications of distributions, net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Accordingly, for the year ended March 31, 2010, certain permanent differences were reclassified. Cor-nerCap Small-Cap Value Fund decreased net investment loss by $104,069, increased accumulated realized losses by $56,883, and decreased paid in capital by $47,186. CornerCap Contrarian Fund decreased net investment loss by $8,305, decreased accumulated realized losses by $62 and decreased paid in capital by $8,367. CornerCap Balanced Fund increased net investment income by $224 and decreased accumulated realized gains by $224. These differences were primarily due to the differing tax treatment of net operating losses, distributions and certain investments.

Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year.

CornerCap Balanced Fund:

On December 18, 2009, an ordinary income distribution of $0.29 per share was declared. The distribution was paid on December 21, 2009 to shareholders of record on December 17, 2009.

46	Annual \ March 31, 2010

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid for the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Ordinary income	$353,336	$109,275
Long-term capital gains	—	390,725

Total	$353,336	$500,000

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$(1,363,132)
Undistributed ordinary income	314,746
Unrealized appreciation	1,727,729

Total	$679,343

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the year ended March 31, 2010 certain differences were reclassified.

Capital Loss Carryforwards – At March 31, 2010, the Fund had available for Federal income tax purposes unused capital losses of $1,363,132 which expire March 31, 2018.

CornerCap Small-Cap Value Fund:

On December 18, 2009, no distributions were declared. The tax character of distributions paid for the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Ordinary income	$—	$21,533
Long-term capital gains	—	366,165

Total	$—	$387,698

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$(4,080,287)
Unrealized appreciation	3,474,944
Other cumulative timing differences	(380,084)

Total	$(985,427)

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NOTES TO FINANCIAL STATEMENTS

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the year ended March 31, 2010 certain differences were reclassified. These differences were primarily due to the deferral of losses from wash sales and post-October losses for Federal income tax purposes.

Post October Losses – Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2010, the Fund elected to defer capital losses occurring between November 1, 2009 and March 31, 2010 in the amount of $380,084.

Capital Loss Carryforwards – At March 31, 2010, the Fund had available for Federal income tax purposes unused capital losses of $409,901, which expire March 31, 2017 and losses of $3,670,386, which expire March 31, 2018.

CornerCap Contrarian Fund:

On December 18, 2009, an ordinary income distribution of $0.01 per share was declared. The distribution was paid on December 21, 2009 to shareholders of record on December 17, 2009.

The tax character of distributions paid for the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Ordinary income	$4,937	$586

As of March 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward		$(2,011,321)
Unrealized appreciation		776,669

Total		$(1,234,652)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the year ended March 31, 2010 certain differences were reclassified. These differences were primarily due to the differing tax treatment of a net investment loss offset to paid in capital and certain other investments.

Capital Loss Carryforwards – At March 31, 2010, the Fund had available for Federal income tax purposes unused capital losses of $914,885, which expire March 31, 2017 and losses of $1,096,436, which expire March 31, 2018.

48	Annual \ March 31, 2010

NOTES TO FINANCIAL STATEMENTS

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with CornerCap Investment Counsel, Inc. (the “Advisor”), pursuant to which the Advisor receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Advisor manages the Funds’ investments subject to the approval of the Board of Trustees. For the year ended March 31, 2010, the Advisor earned an Advisory Fee of $139,789, $138,855 and $33,985 from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, respectively. At March 31, 2010, the Funds owed the Advisor $13,038, $13,779 and $3,347 for Advisory Fees from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, respectively.

In addition, each Fund and the Advisor have an Operating Services Agreement whereby the Advisor receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of .30%, .50% and .50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, respectively. For the year ended March 31, 2010, the Advisor earned an Operating Services Fee of $41,937, $69,427 and $16,992 from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, respectively. At March 31, 2010, the Funds owed the Advisor $3,911, $6,889 and $1,673 for Operating Services Fees from the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Contrarian Fund, respectively.

B. On August 1, 2005, the Funds and the Advisor entered into the following agreements whereby the Advisor pays any associated fees from the Operating Services Fees it receives from the Funds: 1) Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Advisor.

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NOTES TO FINANCIAL STATEMENTS

6. PURCHASES AND SALES OF SECURITIES

CornerCap Balanced Fund:

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding U.S. government and agency securities and short-term securities, were $3,415,615 and $4,754,480, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2010, were $747,229 and $150,000, respectively.

CornerCap Small-Cap Value Fund:

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $6,775,818 and $6,853,655, respectively.

CornerCap Contrarian Fund:

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $2,274,840 and $2,476,605, respectively.

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2010, Charles Schwab & Co. held approximately 35.63% of the CornerCap Balanced Fund’s shares.

8. SUBSEQUENT EVENTS

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010 through the issuance date of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

50	Annual \ March 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

CornerCap Group of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the CornerCap Group of Funds (the “Funds”), comprised of the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Contrarian Fund, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the Funds’ custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the CornerCap Group of Funds as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 21, 2010

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ADDITIONAL INFORMATION (UNAUDITED)

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s web-site at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

The Independent Trustees of the Funds receive a quarterly $1,000 per meeting paid by the Advisor. The Trustees are paid $750 per meeting for the Audit Committee meetings. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee will normally meet twice a year.

4. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the year ended March 31, 2010:

	CornerCap Balanced Fund	CornerCap Small-CapValue Fund	CornerCap Contrarian Fund
Dividends Received Deduction	75.55%	0%	100.00%
Qualified Dividend Income	78.30%	0%	100.00%

52	Annual \ March 31, 2010

ADDITIONAL INFORMATION (UNAUDITED)

5. TRUSTEES AND OFFICERS

The business affairs of CornerCap Group of Funds (the “Funds”) are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested

INTERESTED TRUSTEES

Name and Address	Position with Trust, Term of Office and Tenure
Thomas E. Quinn Age: 64 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992

INDEPENDENT TRUSTEES*

Name and Address**	Position with Trust, Term of Office and Tenure
Richard L. Boger	Trustee since 1992
Age: 63

Laurin M. McSwain	Trustee since 1994
Age: 59

Leslie W. Gates	Trustee since 2006
Age: 54

G. Harry Durity	Trustee since 2010
Age: 63

*	Mr. Jerry W. Hufton resigned as of December 10, 2009.
**	All Independent Trustees can be contacted via the Funds at: 1290 Broadway, Suite 1100, Denver, CO 80203

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ADDITIONAL INFORMATION (UNAUDITED)

persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
3	Chief Executive Officer, CornerCap Investment Counsel	None

Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
3	President & CEO, Lex-Tek International, Inc. 1991–present	Gray Television, Inc.

3	Attorney, Lefkoff, Duncan, Grimes, Miller & McSwain, 2003–present	None

3	Retired, 2005; Partner, Williams Benator & Libby, LLP, 1989-2004.	None

3	Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Senior Advisor, Consultant, Sonenshine Partners, LLC since January 2006.	Director, National Medical Health Card; Director, WebSite Pros, Inc.

54	Annual \ March 31, 2010

ADDITIONAL INFORMATION (UNAUDITED)

OFFICERS

Name and Address	Position with Trust, Term of Office and Tenure
Richard T. Bean	Vice President of the Funds,
Age: 47	since 1996
The Peachtree, Suite 1700
1355 Peachtree St. NE
Atlanta, GA 30309

John A. Hackney	Chief Compliance Officer,
Age: 43	Secretary of the Funds,
The Peachtree, Suite 1700	since 1999
1355 Peachtree St. NE
Atlanta, GA 30309

Gene A. Hoots	Vice President of the Funds,
Age: 70	since 1992
The Peachtree, Suite 1700
1355 Peachtree St. NE
Atlanta, GA 30309

www.cornercap.com	55

ADDITIONAL INFORMATION (UNAUDITED)

Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
3	Vice President, CornerCap Investment Counsel	N/A

3	Chief Compliance Officer, CornerCap Investment Counsel	N/A

3	Vice President of the Funds and Chairman Emeritus of the Adviser	N/A

56	Annual \ March 31, 2010

CORNERCAP GROUP OF FUNDS

This Page Intentionally Left Blank

CORNERCAP
GROUP OF FUNDS

WWW.CORNERCAP.COM
888-813-8637

ALPS
DISTRIBUTORS, INC.

Funds distributed by ALPS Distributors, Inc.

This report has been prepared for CornerCap Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics was filed as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR on June 6, 2008. There have been no amendments to the Code of Ethics since it was last filed.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $24,850 and $24,600, respectively.

(b)	Audit-Related Fees: In registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees:  For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax services were $5,250 and $5,250, respectively. For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(d)	All Other Fees: For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  Aggregate Non-Audit Fees:  For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2009 and March 31, 2010, the aggregate non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 99.12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended March 31, 2009, filed electronically with the Securities and Exchange Commission on June 6, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer

Date:	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Financial Officer

Date:	June 7, 2010